EXHIBIT 99.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Lewis  "Spike"  Humer,  the  President  and Chief  Executive  Officer of ITEX
Corporation   (the  "Company"),   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley  Act of 2002,  18  U.S.C.  Section  1350,  that to the best of my knowledge:

(1)  the Quarterly  Report on Form 10-QSB of the Company for the fiscal  quarter ended October 31, 2002 (the "Report") fully complies with the  requirements of  Section  13 (a) or 15 (d) of the  Securities  Exchange  Act of 1934 (15
     U.S.C. 78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: December 12, 2002

                                          /s/
                                          ------------------------
                                          Name: Lewis "Spike" Humer
                                          Title: President and Chief
                                                 Executive Officer